EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350
In connection with the Annual Report on Form 10-K of Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) for the period ended December 31, 2021 to be filed with the Securities and Exchange Commission on or about the date hereof (the “report”), I, Jeffrey A. Lipson, Chief Financial Officer, Chief Operating Officer and Executive Vice President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.
It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.
Date: February 22, 2022

By:	/s/ Jeffrey A. Lipson
Name:	Jeffrey A. Lipson
Title:	Chief Financial Officer, Chief Operating Officer and Executive Vice President

Exh. 32.2-1